LETTER OF TRANSMITTAL

                            for

                      Tender for all
          12.125% Senior Subordinated Notes due 2009

                            of

                  TDL Infomedia Group plc

  Pursuant to the Offer to Purchase dated August 21, 2003





   THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON
 SEPTEMBER 19, 2003 UNLESS EXTENDED BY TDL INFOMEDIA GROUP
PLC IN ORDER TO COMPLY WITH APPLICABLE LAW OR AT THE OPTION
    OF TDL INFOMEDIA GROUP PLC (SUCH DATE, AS MAY BE SO
             EXTENDED, THE "EXPIRATION DATE")

                The Agent for the Offer is:

          THE BANK OF NEW YORK

By Overnight  		By Hand:      		By Facsimile:
Courier:
The Bank  of  		The  Bank  of 		The  Bank  of
New York      		New York      		New York
101 Barclay St. 	101 Barclay St. 	Fax No. +1 (212)298	1915
8th Floor     		8th Floor     		(For Eligible
New York, NY  		New York, NY 		Institutions Only)
10286         		10286
United States of    United States of
America       		America
Attention:    		Attention:    		Attention:
Duong Nguyen  		Duong Nguyen  		Duong Nguyen
Confirm   by  		Confirm    by 		Confirm    by
Telephone:    		Telephone:    		Telephone:
+1(212)815 3687   	+1(212)815 3687		+1(212)815 3687



             KREDIETBANK S.A. LUXEMBOURGEOISE
                       Kredietbank S.A.
                       Luxembourgeoise
                       Attention:
                       Corporate Trust Office
                       43 Boulevard Royal
                       L-2955 Luxembourg
                       Facsimile: +352 47 97 73 951
                       Information and
                        Confirmation
                       Telephone: +352 47 97 3935

       FOR INFORMATION REGARDING THE OFFER CONTACT:

 Requests  for material should be directed to the Corporate
Trust  Office of the Bank of New York at telephone +1 (212)
815 1915.

 Delivery  of  this  Letter of Transmittal  to  an  address
other   than   as  set  forth  above  or  transmission   of
instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

 The undersigned acknowledges receipt of the Offer to Purchase and Consent Solicitation dated August 21, 2003 of
TDL  Infomedia Group plc ("TDL") which, together with  this
Letter   of  Transmittal  (the  "Letter  of  Transmittal"),
constitute TDL's offer (the "Offer") to purchase for cash any and all of its outstanding GBP67,250,000 12.125% Senior Subordinated Notes due 2009 and the book-entry interests related thereto (together, the "Notes").

 The  purchase price is 101% of the Notes' principal amount
(GBP1,010 per GBP1,000 principal amount), plus accrued and unpaid interest thereon up to, but not including, the Purchase Date.

 This material relating to the Offer is being forwarded to you as the beneficial owner of Notes carried by us for your account or benefit but not registered in your name. A tender of any Notes may only be made and a consent to the Holdings Offer (as defined below) may only be given by us as the registered holder and pursuant to your instructions.
Therefore, TDL urges beneficial owners of Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered holder promptly if they wish to tender Notes pursuant to the Offer.

 We urge you to read carefully the Offer to Purchase and Consent Solicitation, the Letter of Transmittal, and the other materials provided herewith before instructing us to tender your Notes.

 On  April  1, 2003, the Board of Directors of SEAT  Pagine
Gialle  S.p.A.  ("SEAT"), the then  owner  of  all  of  the
outstanding  share capital of TDL Holdings plc  and  parent
company  of the Thomson group, announced a partial demerger
procedure ("scissione parziale") (the "Demerger") regulated
by  the Italian Civil Code, which was subsequently approved
by  the  shareholders of SEAT on May 9, 2003.  Pursuant  to
the  Demerger,  the directories, business  information  and
directory  assistance  businesses  (including  the  assets,
liabilities,  contracts and personnel related  thereto  and
participations related thereto) of SEAT were transferred by
way  of demerger to a newly incorporated company named SEAT
Pagine  Gialle S.p.A. ("New SEAT").  This transfer included
a transfer of the shares of TDL Holdings plc (including all
of  its  then  subsidiaries), and SEAT was renamed  Telecom
Italia  Media  S.p.A.   The Demerger  became  effective  on
August 1, 2003.

 On  June  11, 2003, Telecom Italia S.p.A. announced  that,
conditional  on  the  demerger  becoming  fully   effective
pursuant  to  the relevant provisions of the Italian  Civil
Code, it had agreed to sell its shares in New SEAT to Silver srl, a company owned by a consortium comprised of BC
Partners,  CVC  Capital  Partners,  Permira  and  Investori
Associati (the "Purchaser"). The sale was completed on August 8, 2003 (the "Acquisition").

 The  Acquisition constituted a "Change of Control" of  TDL
as  defined  in Section 4.17 of the Indenture dated  as  of
October   13,   1999,   relating  to  TDL's   12.125%   Senior
Subordinated Notes due 2009 (the "Indenture"), between us and The Bank of New York, as trustee (the "Trustee"). Following a Change of Control, TDL is required, pursuant to the Indenture, to offer to purchase the Notes upon the terms described herein. Under the Offer, TDL will purchase each Note properly tendered and not validly withdrawn at a purchase price, which will be paid in cash, equal to 101%
of the aggregate principal amount thereof plus accrued and unpaid interest to the Purchase Date.

 On the terms and subject to the conditions of the Offer, the undersigned hereby submits an offer with respect to the principal amount(s) of Notes specified in the Signature
Annex hereto and indicates whether it consents to the Holdings Offer. The undersigned acknowledges that this Letter of Transmittal will not be considered to have been duly completed unless the Signature Annex has been duly completed and signed.

 The   undersigned  hereby  (a)  represents  that  it   has
delivered  Instructions with respect to the Notes specified
in   the  Signature  Annex  hereto  to  DTC,  Euroclear  or
Clearstream   Banking,   societe   anonyme   ("Clearstream,
Luxembourg"),  as  the  case may be,  by  tested  telex  or
according   to   their  normal  procedures,   (b)   further
authorizes  DTC, Euroclear and Clearstream,  Luxembourg  to
take   those   actions  specified  in  the  definition   of
Instructions   in  the  Offer  to  Purchase   and   Consent
Solicitation with respect to the Notes specified in the Signature Annex hereto, and (c) represents that it has instructed DTC, Euroclear or Clearstream, Luxembourg, as the case may be, as to the accounts to which any cash issuable pursuant to offers made hereby should be credited, as specified in the Signature Annex hereto.

 The undersigned hereby represents and warrants that it owns, or has confirmed that the party on whose behalf the undersigned is acting owns, on the date of submission, the Notes being offered and has the full power and authority to sell the Notes offered by it, and that if the same are accepted for purchase by TDL pursuant to the Offer, TDL will acquire good and marketable title thereto on the Purchase Date, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind. The undersigned will, upon request, execute and deliver any additional documents deemed by the Agent or TDL to be necessary or desirable to complete such sale.

 The undersigned hereby acknowledges that this Letter of Transmittal constitutes an irrevocable offer to purchase the Notes specified in the Signature Annex for payment on the terms and subject to the conditions of the Offer (and subject to TDL's right to terminate or amend the Offer and to a Holder's right to withdraw this Letter of Transmittal prior to 5:00 p.m., New York Time, on the Expiration Date, in either case in the manner specified in the Offer).

 The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

 Your  instructions to us should be forwarded  as  promptly
as  possible in order to permit us to tender Notes on  your
behalf in accordance with the provisions of the Offer.  The
Offer  will  expire  at  5:00  p.m.,  New  York  Time,   on
September 19, 2003, unless extended by the Company in order
to comply with applicable law. Tenders of Notes pursuant to
the  Offer must be made by and may be validly withdrawn  at
any   time   prior  to  5:00  p.m.,  New  York   Time,   on
September 19, 2003, but not thereafter.

All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation.

 Your attention is directed to the following:

 1.  The Offer is for any and all outstanding Notes;

2.  if you desire to tender any Notes pursuant to the
Offer and receive the purchase price, we must receive your
instructions in ample time to effect the tender of Notes
prior to the Expiration Date; and
3.  any transfer taxes incident to the transfer of Notes
from the tendering holder to TDL will be paid by TDL,
except as provided in the Offer to Purchase and Consent
Solicitation and the instructions to the Letter of
Transmittal.
 If  you  wish to tender any or all of your Notes  pursuant
to   the  Offer,  please  so  instruct  us  by  completing,
executing and returning to us the instruction form that appears on the reverse.

 PLEASE  READ  THE  ENTIRE LETTER OF  TRANSMITTAL  AND  THE
OFFER TO PURCHASE AND CONSENT SOLICITATION CAREFULLY BEFORE
CHECKING ANY BOX BELOW.

 THE  INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL
MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE  OR
FOR  ADDITIONAL COPIES OF THE OFFER TO PURCHASE AND CONSENT
SOLICITATION AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED
TO THE AGENT.

 THIS  LETTER  OF  TRANSMITTAL WILL NOT BE  VALID  FOR  ANY
PURPOSE UNLESS THE SIGNATURE ANNEX HERETO IS SIGNED AND THE
OTHER REQUIREMENTS OF THE INVITATION ARE MET.

    PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

 Upon  the  terms  and  subject to the  conditions  of  the
Offer,  the undersigned hereby tenders to TDL the principal
amount  of Notes described below. Subject to, and effective
upon,  the  acceptance for purchase of the  Notes  tendered
herewith,   the  undersigned  hereby  sells,  assigns   and
transfers to, or upon the order of, TDL all right, title and interest in and to such Notes. The undersigned hereby irrevocably constitutes and appoints the Agent as the true and lawful agent and attorney-in-fact of the undersigned
(with full knowledge that said Agent acts as the agent of the undersigned in connection with the Offer) solely to cause the Notes to be assigned, transferred and sold. The undersigned represents and warrants that it has full power and authority to tender, sell, assign and transfer the Notes and to acquire cash upon the tender of such Notes, and that, when the same are accepted for sale, TDL will acquire good and unencumbered title to the tendered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Agent or TDL to be necessary or desirable to complete the sale, assignment and transfer of tendered Notes.

 All  authority herein conferred or agreed to be  conferred
shall  survive the death, bankruptcy or incapacity  of  the
undersigned   and  every  obligation  of  the   undersigned
hereunder  shall  be  binding  upon  the  heirs,   personal
representatives, successors and assigns of the undersigned.
Tendered Notes may be withdrawn at any time prior to 5:00 p.m., New York Time on the Expiration Date.

                      SIGNATURE ANNEX

 EACH    INDIVIDUAL   TENDER   MUST   HAVE    CORRESPONDING
INSTRUCTIONS  FOR EACH SERIES OF NOTES BEING  TENDERED.  DO
NOT  COMBINE  INSTRUCTIONS.  INSTRUCTIONS  MUST  COVER  THE
ENTIRE  AGGREGATE PRINCIPAL AMOUNT OF NOTES IN THIS  LETTER
OF   TRANSMITTAL,  NOTWITHSTANDING  ANY  REDUCTION  IN  THE
AGGREGATE PRINCIPAL AMOUNT OF NOTES ACCEPTED AS A RESULT OF
PRORATION.

        INFORMATION AS TO THE OFFER BEING SUBMITTED

 All questions must be answered unless otherwise indicated below. Only one offer may be submitted and one consent given by or on behalf of each beneficial holder owner of Notes.

To: The Bank of New York, as Agent
101 Barclay St.
8th Floor
New York, New York 10286
United States of America
Attention: Duong Nguyen
Telephone: +1 (212) 815 3687
Facsimile: +1 (212) 298 1915

Inclusion of bracketed information is strongly encouraged.

       [Name of Beneficial Owner:

       Contact Person

       Address

       Telephone (with international dialing Code)

       Facsimile (with international dialing Code)]

1.  Company Name of Direct Participant in Euroclear,
    Clearstream, Luxembourg
    or DTC signing this Signature Annex

       Contact Person

       Address

       Telephone (with international dialing Code)

       Facsimile (with international dialing Code)

2.  Name   of   Clearing  System  where  cash   should   be
    delivered:

        DTC

        Euroclear

        Clearstream, Luxembourg
       (please tick box as appropriate)

       Name and Account Number at Clearing System referred to above where notes are held:

3.  Indicate  principal  amount  of  Original  or  Exchange
    Notes tendered:

        12.125% Senior Subordinated Exchange Notes due 2009
        (ISIN:  US872353AB36/Common Code:  010635365/CUSIP:
872353AB3)

4.  The   Undersigned  hereby  makes  all  acknowledgments,
    representations, warranties, agreements and authorizations described in the Letter of Transmittal to which this Signature Annex relates:

      Signature of Registered Holder(s):



5.    CHECK  HERE  IF  TENDERED NOTES ARE  BEING  DELIVERED
    PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE
    THE FOLLOWING:

      Name of Registered Holder(s):

       Name of Eligible Institution that
      Guaranteed Delivery:

6.  GUARANTEE   OF   SIGNATURE(S)  (If   Required   -   See
    Instruction 3)

Authorized Signature:

Name:

Title:

Address:

Name of Firm:

Area Code and Telephone No.:

Dated:




 THE  PERSON  OR ENTITY SIGNING THIS SIGNATURE  ANNEX  MUST
 (A)  BE  A DIRECT ACCOUNTHOLDER IN EUROCLEAR, CLEARSTREAM,
 LUXEMBOURG  OR  DTC  HOLDING  THE  NOTES  TO  WHICH   THIS
 SIGNATURE  ANNEX  RELATES,  (B)  DELIVER  INSTRUCTIONS  TO
 EUROCLEAR,  CLEARSTREAM, LUXEMBOURG OR DTC,  AS  THE  CASE
 MAY  BE, IN CONNECTION THEREWITH AND (C) ENSURE THAT  SUCH
 INSTRUCTIONS CAN BE ALLOCATED TO THE OFFER MADE HEREBY.




                       INSTRUCTIONS

         Forming Part of the Terms and Conditions
                       of the Offer

1.   Delivery  of this Letter of Transmittal.   A  properly
completed  and  duly  executed  copy  of  this  Letter   of
Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Agent at any of its addresses set forth herein on or prior to the Expiration Date.

 The method of delivery of this Letter of Transmittal, the Notes and any other required documents is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Agent. It is recommended that Holders use facsimile, an overnight or hand delivery service.

 Holders whose Notes are not immediately available  or  who
cannot deliver their Notes and all other required documents
to  the Agent on or prior to the Expiration Date may tender
their  Notes pursuant to the guaranteed delivery  procedure
set forth in the Offer to Purchase and Consent Solicitation
under  "The Offer-Guaranteed Delivery Procedures". Pursuant
to  such  procedure: (i) such tender must  be  made  by  or
through an Eligible Institution (as defined in the Offer to
Purchase and Consent Solicitation); (ii) on or prior to the
Expiration  Date,  the Agent must have received  from  such
Eligible   Institution  a  letter,  telegram  or  facsimile
transmission setting forth the name and address of the tendering Holder, the names in which such Notes are registered; and (iii) all tendered Notes as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Agent within three New York Stock Exchange trading days after the date of execution of such letter, telex, telegram or facsimile transmission, all as provided in the Offer to Purchase and Consent Solicitation under the caption "The
Offer-Guaranteed Delivery Procedures".

 No   alternative,  conditional,  irregular  or  contingent
tenders  will  be  accepted.  All  tendering  holders,   by
execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Notes for sale.

2.   Partial  Tenders; Withdrawals.  Tenders of Notes  will
be   accepted  in  denominations  of  GBP1,000  and  integral
multiples in excess thereof. If less than the entire principal amount of Notes is tendered, the tendering Holder must fill in the principal amount tendered in the box
entitled   "Description  of  Notes  Tendered".  All   Notes
delivered to the Agent will be deemed to have been tendered unless otherwise indicated.

 Tenders  of  Notes pursuant to the Offer are  irrevocable,
except  that  Notes tendered pursuant to the Offer  may  be
withdrawn at any time prior to 5:00 p.m., New York Time, on
the   Expiration   Date.  To  be  effective,   a   written,
telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Notes to be withdrawn, the principal amount of Notes delivered for sale, a statement that such a Holder is withdrawing its election to have such Notes purchased, and the name of the registered Holder of such Notes, and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to TDL that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes being withdrawn. The
Agent will return the properly withdrawn Notes promptly following receipt of notice of withdrawal.

3.   Signature  on  this  Letter  of  Transmittal;  Written
Instruments and Endorsements; Guarantee of Signatures.   If
any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

 If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

 The Agent shall be entitled to rely on the genuineness of all signatures submitted.

 When   this  Letter  of  Transmittal  is  signed  by   the
registered holder or holders of Notes listed and tendered hereby, no separate written instruments of transfer are required.

 If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Notes listed, such Notes must be endorsed or accompanied by separate written instruments of transfer in form satisfactory to TDL and duly executed by the registered holder or holders, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Notes.

 If  this  Letter  of  Transmittal,  any  separate  written
instruments of transfer are signed by trustees,  executors,
administrators, guardians, attorneys-in-fact,  officers  of
corporations   or   others  acting  in   a   fiduciary   or
representative capacity, such persons should so indicate when signing, and, unless waived by TDL, proper evidence satisfactory to TDL of their authority so to act must be submitted.

 Endorsements    or   signatures   on   separate    written
instruments  of  transfer  or  exchange  required  by  this
Instruction   3   must  be  guaranteed   by   an   Eligible
Institution.

 Signatures  on  this  Letter of Transmittal  need  not  be
guaranteed by an Eligible Institution, provided  the  Notes
are tendered: (i) by a registered holder of such Notes;  or
(ii)   for   the   account  of  any  Eligible  Institution.
Signatures on this Letter of Transmittal also need not be guaranteed by an Eligible Institution if consent is given to the Holdings Offer but no Notes are tendered.

 It   is   the   responsibility  of  DTC,   Euroclear   and
Clearstream,  Luxembourg to comply with the terms  of  this
Section 3.

4.   Transfer Taxes.  TDL shall pay all transfer taxes,  if
any,  applicable  to the tender of Notes  pursuant  to  the
Offer.  If,  however,  Notes  for  principal  amounts   not
tendered or accepted for purchase, are to be delivered  to,
or  are to be issued in the name of, any person other  than
the registered Holder of the Notes tendered hereby, or if a
transfer  tax  is  imposed for any reason  other  than  the
purchase of Notes pursuant to the Offer, then the amount of
any  such transfer taxes (whether imposed on the registered
holder  or  any  other  person)  will  be  payable  by  the
tendering  holder. If satisfactory evidence of  payment  of
such   taxes  or  exemption  therefrom  is  not   submitted
herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

 Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Notes listed in this Letter of Transmittal.

5. Waiver of Conditions. TDL reserves the absolute right to waive, in whole or in part, any of the conditions to the Offer set forth in the Notice of Charge of Control and Change of Control Offer.

6.  Requests for Assistance or Additional Copies.
Questions relating to the procedure for tendering, as well as requests for additional copies of the Offer to Purchase and Consent Solicitation and this Letter of Transmittal, may be directed to the Agent at the address and telephone number set forth above. In addition, all questions relating to the Offer, as well as requests for assistance or additional copies of the Offer to Purchase and Consent
Solicitation and this Letter of Transmittal, may be directed to the Agent at the address specified in the Offer to Purchase and Consent Solicitation.
7. Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Notes will be resolved by TDL, whose determination will be final and binding. TDL reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of TDL's counsel, be unlawful. TDL also reserves the right to waive any irregularities or conditions of tender as to the particular Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of TDL, the Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. TDL's interpretation of the terms and conditions of the Offer shall be final and binding.
8. Substitute Form W-9 and Form W-8. Unless an exemption from backup withholding and information reporting requirements is otherwise established each tendering holder that is a United States person (or other payee) must provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided herewith, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder
(or other payee) to a $50 penalty imposed by the Internal
Revenue Service and 31% federal income tax backup withholding on any payment. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a TIN in the near future, he should write
"Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and a TIN is not provided by time of payment, 31% will be withheld on all such payments, if any, until a TIN is provided. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on
Substitute Form W-9" for additional instructions. For a foreign individual to qualify as an exempt recipient, such tendering holder must submit an IRS Form W-8, signed under penalties of perjury and must attest to that individual's exempt status. See the enclosed "Guidelines for Certification of Foreign Status on Form W-8" for additional instructions.
9. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Offer to Purchase and Consent Solicitation.
 IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with all other required documents) or a Notice of Guaranteed Delivery must be received by the Agent on or prior to the Expiration Date.



                 IMPORTANT TAX INFORMATION

 Under   U.S.  federal  income  tax  law,  a  holder  whose
tendered Notes are accepted for payment or exchange is generally required to provide such holder's correct TIN on Substitute Form W-9 provided herewith. If such holder is an individual, the TIN generally is his or her Social Security number. If such holder does not provide the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any principal, interest, and premium made to such holder or other payee with respect to Notes purchased pursuant to the Offer may be subject to a 31% backup withholding tax.

 Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.
If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

 Certain holders (including, among others, corporations and non-U.S. persons) are not subject to these backup withholding and reporting requirements with respect to certain specified payments. Non-United States Holders must establish their status as exempt recipients, and can do so by submitting a properly completed Substitute Form W-8
(which is also provided herewith), signed under penalties of perjury, attesting to such Holder's exempt status.

Purpose of Substitute Form W-9

 To prevent backup withholding on any payment made to a holder or other payee with respect to Notes purchased pursuant to the Offer, the Holder is required to provide such Holder's current TIN (or the TIN of any other payee) by completing the enclosed form, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of the failure to report all interest or dividends, or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

What Number to Provide

 The  holder  is required to provide the TIN  (e.g.  Social
Security number or Employer Identification Number)  of  the
record  owner of the Notes. If the Notes are registered  in
more than one name or are not registered in the name of the
actual   owner,   consult  the  enclosed  "Guidelines   for
Certification   of   Taxpayer  Identification   Number   on
Substitute Form W-9", for additional guidance on which number to report.



                                       Social      Security
             Part I - PLEASE PROVIDE   Number
SUBSTITUTE   YOUR TIN IN THE BOX AT
             THE RIGHT AND CERTIFY BY  OR
Form W-9     SIGNING AND
             DATING BELOW              Employer
                                       Identification
Department                             Number
of the                                 (If   awaiting   TIN
Treasury                               write       "Applied
Internal                               For")
Revenue
Service
             Part  II  -  For  Payees  exempt  from  backup
             withholding see the enclosed Guidelines for
             Certification   of   Taxpayer   Identification
             Number on Substitute Form W-9 and complete as

             instructed therein.

Certification - Under Penalties of Perjury, I certify that:

 (1)  The  number shown on this form is my correct Taxpayer
    Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding either because:
(a) I am exempt from backup withholding, or (b) I have not
been notified by the Internal Revenue Service (IRS) that I
am subject to backup withholding as a result of a failure
to report all interest or dividends, or the IRS has
notified me that I am no longer subject to backup
withholding.
Certification Instructions - You must cross  out  item  (2)
above if you have been notified by IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)


SIGNATUR                          DATE
E


NOTE:    FAILURE  TO  COMPLETE AND  RETURN  THIS  FORM  MAY
    RESULT  IN  A  $50  PENALTY  IMPOSED  BY  THE  INTERNAL
    REVENUE  SERVICE AND BACKUP WITHHOLDING OF 31%  OF  ANY
    CASH  PAYMENTS  MADE  TO  YOU PURSUANT  TO  THE  OFFER.
    PLEASE    REVIEW    THE   ENCLOSED    GUIDELINES    FOR
    CERTIFICATION  OF  TAXPAYER  IDENTIFICATION  NUMBER  ON
    SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
    WROTE  "APPLIED FOR" IN THE SPACE PROVIDED FOR THE  TIN
    IN PART I OF THE SUBSTITUTE FORM W-9.


  CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I  certify  under  penalties of  perjury  that  a  taxpayer
identification number has not been issued to me, and either
(1) I have mailed or delivered an application to receive  a
taxpayer  identification number to the appropriate Internal
Revenue  Service  Center or Social Security  Administration
office or (2) I intend to mail or deliver an application in
the  near  future. I understand that if I do not provide  a
taxpayer identification number by the time of payment,  31%
of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.


Signat                            Da
ure                               te






               CERTIFICATE OF FOREIGN STATUS
SUBSTITUTE
Form W-8
Please              Name of Owner (if   U.S. taxpayer
Print               joint account,      identification
or Type             also give           number
                    Joint owner's
                    name) (See          (if any)
                    Specific
                    Instructions)
                    Permanent    Address   (See    Specific
                    Instructions)  (Include apt.  or  suite
                    no.)


                    City,  province or state, postal  code,
                    and country
                    Current   mail  address,  if  different
                    from  permanent address  (include  apt.
                    or  Suite no., or P.O. Box if  mail  is
                    not delivered to street address)
List Account        City,  town or post office,  state  and
Information         ZIP  code  (if  foreign address,  enter
here (Optional,     city,  province or state, postal  code,
see Specific        and country.)
Instructions)
                    Account   Account   Account   Account
                    Number    Type      Number    Type


Notice of Change of Status. To notify the payer, mortgage
interest recipient, broker, or barter exchange that you no
longer qualify for exemption, check here .........
If you check this box, reporting will begin on the
account(s) listed.
                    Certification     (Check     applicable
                    box(es)).  Under penalties of  perjury,
Please              I certify that:
Sign
Here                For  INTEREST PAYMENTS, I am not a U.S.
                    citizen  or  resident (or I  am  filing
                    for      a     foreign     corporation,
                    partnership, estate or trust).
                    For  DIVIDENDS, I am not a U.S. citizen
                    or  resident  (or  I am  filing  for  a
                    foreign    corporation,    partnership,
                    estate or trust).
                    For   BROKER  TRANSACTIONS  or   BARTER
                    EXCHANGES,  I  am  an  exempt   foreign
                    person  as  defined in the instructions
                    below.
                    Signature           Date





GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS ON FORM W-8

General Instructions

 (Section references are to the Internal Revenue Code unless otherwise noted.)

Purpose

 Use   Form   W-8   or  a  substitute  form  containing   a
substantially similar statement to tell the payer, mortgage interest recipient, middleman, broker, or barter exchange that you are a nonresident alien individual, foreign entity, or exempt foreign person not subject to certain
U.S. information return reporting or backup withholding rules.

 Caution:  Form W-8 does not exempt the payee from the  30%
(or lower treaty) nonresident withholding rates.

Nonresidential Alien Individual

 For income tax purposes, "nonresident alien individual" means an individual who is neither a U.S. citizen nor resident. Generally, an alien is considered to be a U.S.
resident if:

   The individual was a lawful permanent resident of the United States at any time during the calendar year; that is, the alien held an immigrant visa (a "green card"), or

   The  individual  was physically present  in  the  United
States on:

 (1) At least 31 days during the calendar year, and

 (2) 183 days or more during the calendar year and at the 2 preceding calendar years (counting all the days physical presence in the current year, one-third the number of days of presence in the first preceding year, and only one-sixth of the number of days in the second preceding year).

See   Pub.  519,  U.S.  Tax  Guide  for  Aliens,  for  more
information on resident and nonresident alien status.

 Note: If you are a nonresident alien individual married to a U.S. citizen or resident and have made an election under section 6013(g) or (h), you are treated as a U.S.
resident and may not use Form W-8.

Exempt Foreign Person

 For purposes of this form, you are an "exempt foreign person" for a calendar year in which:

 (1) You are a nonresident alien individual or a foreign corporation, partnership, estate, or trust,

(2) You are an individual who has not been, and plans not
to be, present in the United States for a total of 183 days
or more during the calendar year, and
(3) You are neither engaged, nor plan to be engaged during
the year, in a U.S. trade or business that has effectively
connected gains from transactions with a broker or barter
exchange.
 If  you  do not meet the requirement of 2 or 3 above,  you
may  instead certify on Form 1001, Ownership, Exemption  or
Reduced  Rate  Certificate, that your  country  has  a  tax
treaty   with   the   United  States  that   exempts   your
transactions from U.S. tax.

Filing Instructions

 When to file. File Form W-8 or substitute form before a payment is made. Otherwise, the payer may have to withhold and send part of the payment to the Internal Revenue
Service (see Backup Withholding on the next page). This certificate generally remains in effect for three calendar years. However, the payer may require you to file a new certificate each time a payment is made to you.

 Where  to  file.   File this form with the  payer  of  the
qualifying  income  who  is  the  withholding  agent   (see
Withholding Agent on page 2). Keep a copy for your own records.

Backup Withholding

 A U.S. taxpayer identification number or Form W-8 or substitute form must be given to the payers of certain income. If a taxpayer identification number or Form W-8 or substitute form is not provided or the wrong taxpayer identification number is provided, these payers may have to withhold 31% of each payment or transaction. This is called backup withholding.

 Reportable payments subject to backup withholding rules are:

  Interest payments under section 6049(a).

  Dividend payments under sections 6042(a) and 6044.

  Other   payments  (i.e.,  royalties  and  payments   from
    brokers and barter exchanges) under sections 6041, 6041A(a), 6045, 6050A, and 6050N.

 If  backup  withholding occurs, an exempt  foreign  person
who  is a nonresident alien individual may get a refund  by
filing  Form  1040NR,  U.S. Nonresident  Alien  Income  Tax
Return,   with   the  Internal  Revenue   Service   Center,
Philadelphia, PA 19255, even if filing the return is not otherwise required.

U.S. Taxpayer Identification Number

 The  Internal Revenue law requires that certain income  be
reported  to  the  Internal Revenue Service  using  a  U.S.
taxpayer identification number (TIN). This number can be  a
Social  Security  number assigned  to  individuals  by  the
Social    Security   Administration    or    an    employer
identification number assigned to businesses and other entities by the Internal Revenue Service.

 Payments  to  account  holders  who  are  foreign  persons
(nonresident   alien  individuals,  foreign   corporations,
partnerships, estates or trusts) generally are not subject to U.S. reporting requirements. Also, foreign persons are not generally required to have a TIN, nor are they subject to any backup withholding because they do not furnish a TIN to a payer or broker.

 However,   foreign   persons   with   income   effectively
connected  with  a trade or business in the  United  States
(income subject to regular (graduated) income tax), must have a TIN. To apply for a TIN, use Form SS-4, Application for Employer Identification Number, available from local
Internal Revenue Service offices, or Form SS-5, Application for a Social Security Card, available from local Social
Security Administration offices.

Special Rules

 Mortgage Interest. For purposes of the reporting rules, mortgage interest is interest paid on a mortgage to a person engaged in a trade or business originating mortgages in the course of that trade or business. A mortgage interest recipient is one who receives interest on a mortgage that was acquired in the course of a trade or business.

 Mortgage  interest  is not subject to  backup  withholding
rules,  but  is  subject  to reporting  requirements  under
section    6050H.   Generally,   however,   the   reporting
requirements  do  not apply if the payer  of  record  is  a
nonresident  alien  individual  who  pays  interest  on   a
mortgage not secured by real property in the United States.
Use Form W-8 or substitute form to notify the mortgage interest recipient that the payer is a nonresident alien individual.

 Portfolio  Interest.  Generally, portfolio  interest  paid
to  a  nonresident alien individual or foreign partnership,
estate,  or  trust  is  not subject to  backup  withholding
rules.   However,   if  interest  is  paid   on   portfolio
investments  to  a  beneficial  owner  that  is  neither  a
financial   institution  nor  a  member   of   a   clearing
organization, Form W-8 or substitute form is required.

 Registered  obligations not targeted  to  foreign  markets
qualify   as   portfolio  interest  not  subject   to   30%
withholding,  but  require  the  filing  of  Form  W-8   or
substitute form. See Instructions to Withholding Agents for reporting rules.

 See  Pub.  515,  Withholding of Tax on Nonresident  Aliens
and   Foreign   Corporations,  for  registered  obligations
targeted to foreign markets and when Form W-8 or substitute form is not required on these payments.

 Bearer  obligations.  The interest from bearer obligations
targeted   to  foreign  markets  is  treated  as  portfolio
interest and is not subject to 30% withholding. Form W-8 or substitute form is not required.

 Dividends. Any distribution or payment of dividends by a U.S. corporation sent to a foreign address is subject to the 30% (or lower treaty) withholding rate, but is not subject to backup withholding. Also, there is no backup withholding on dividend payments made to a foreign person by a foreign corporation. However, the 30% withholding (or lower treaty) rate applies to dividend payments made to a foreign person by a foreign corporation if:

  25% or more of the foreign corporation's gross income for the three preceding taxable years was effectively connected with a U.S. trade or business, and

  The corporation was not subject to the branch profits tax because of an income tax treaty (see section
    884(e)).

 If   a  foreign  corporation  makes  payments  to  another
foreign corporation, the recipient must be a qualified resident of its country of residence to benefit from that country's tax treaty.

 Broker or Barter Exchanges. Income from a transaction with a broker or barter exchanges is subject to reporting rules and backup withholding unless Form W-8 or substitute form is filed to notify the broker or barter exchange that you are an exempt foreign person as defined above.

Specific Instructions

 Name of Owner. If Form W-8 is being filed for portfolio interest, enter the name of the beneficial owner.

 U.S.  Taxpayer Identification Number.  If you have a  U.S.
taxpayer identification number, enter your number in this space (see the discussion earlier).

 Permanent  Address.  Enter your complete  address  in  the
country  where  you  reside  permanently  for  income   tax
purposes.

  If you are:          Show the address of:
  An individual        Your permanent residence
  A   partnership  or  Principal office
  corporation
  An estate or trust   Permanent     residence      or
                       principal   office    of    any
                       fiduciary


 Also show your current mailing address if it differs from your permanent address.

 Account Information (optional). If you have more than one account (savings, certificate of deposit, pension, IRA, etc.) with the same payer, list all account numbers and types on one Form W-8 or substitute form unless your payer requires you to file a separate certificate for each account.

 If you have more than one payer, file a separate Form W-8 with each payer.

 Signature.    If   only  one  foreign  person   owns   the
account(s) listed on this form, that foreign person should sign the Form W-8.

 If each owner of a joint account is a foreign person, each should sign a separate Form W-8.

 Notice of Change in Status. If you become a U.S. citizen or resident after you have filed Form W-8 or substitute form, or you cease to be an exempt foreign person, you must notify the payer in writing within 30 days of your change in status.

 To notify the payer, you may check the box in the space provided on this form or use the method prescribed by the payer.

 Reporting will then begin on the account(s) listed and backup withholding may also begin unless you certify to the payer that:

 1. The U.S. taxpayer identification number you have given is correct, and

2. The Internal Revenue Service has not notified you that you are subject to backup withholding because you failed to report certain income.
 You  may use Form W-9, Request for Taxpayer Identification
Number and Certification to make these certifications.

 If an account is no longer active, you do not have to notify a payer of your change in status unless you also have another account with the same payer that is still active.

 False Certificate. If you file a false certificate when you are not entitled to the exemption from withholding or reporting, you may be subject to fines and/or imprisonment under U.S. perjury laws.

Instructions to Withholding Agents

 Withholding Agent. Generally, the person responsible for payment of the item discussed above to a nonresident alien individual or foreign entity is the withholding agent (see
Pub.515).

 Retention of Statement. Keep Form W-8 or substitute form in your records for at least four years following the end of the last calendar year during which the payment is paid or collected.

 Portfolio  Interest.  Although registered obligations  not
targeted  to  foreign  markets  are  not  subject  to   30%
withholding,  you  must file Form 1042S,  Foreign  Person's
U.S. Source Income Subject to Withholding, to report the interest payment. Both Form 1042S and a copy of Form W-8 or substitute form must be attached to Form 1042 Annual
Withholding  Tax Return for U.S. Source Income  of  Foreign
Persons.

  INSTRUCTION TO REGISTERED HOLDER FROM BENEFICIAL OWNER

                            of

          12.125% Senior Subordinated Notes Due 2009

                            of

                  TDL Infomedia Group plc

To Registered Holder:

 The undersigned hereby acknowledges receipt of the Offer to Purchase and Consent Solicitation dated August 21, 2003, of TDL Infomedia Group plc ("TDL"), a public limited company incorporated under the laws of England and Wales, and accompanying Letter of Transmittal, that together constitute TDL's offer (the "Offer") to purchase for cash any and all of its outstanding GBP67,750,000 12.125% Senior Subordinated Notes due 2009 and the book-entry interests related thereto (together, the "Notes") of TDL. Capitalized terms used but not defined herein have the meanings ascribed to them in the Offer to Purchase and Consent Solicitation.

 This will instruct you, the registered holder, as to the action to be taken by you relating to the Offer with respect to the Notes held by you for the account of the undersigned.

 The aggregate face amount of the Notes held by you for the account of the undersigned is (fill in amount):

 GBP __________________of  12.125%  Senior  Subordinated   Notes
    Due 2009.

 With   respect  to  the  Offer,  the  undersigned   hereby
instructs you (check appropriate box):

    To TENDER the following Notes held by you for the account of the undersigned (insert principal amount of Notes to be tendered (if any)):

 GBP __________________of  12.125%  Senior  Subordinated   Notes
    Due 2009.

   NOT to TENDER any Notes held by you for the account of the undersigned.





                         SIGN HERE

Name of beneficial owner(s) (please print):

Signature(s):

Address:                            [MEDALLION STAMP]

Telephone Number:

Taxpayer identification or Social Security Number:

Date:



               Offer to Purchase any and all
          12.125% Senior Subordinated Notes due 2009
                            of
                  TDL Infomedia Group plc



To Registered Holders:

 We  are  enclosing the material listed below  relating  to
the offer (the "Offer") by TDL Infomedia Group plc ("TDL"),
a public limited company incorporated under the laws of England and Wales, to purchase for cash any and all of its outstanding GBP67,750,000 12.125% Senior Subordinated Notes due
2009   and   the   book-entry  interests  related   thereto
(together, the "Notes"), of TDL, upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation, dated August 21, 2003, and the related Letter of Transmittal.

 You will find enclosed copies of the following documents:

 1.   Offer  to  Purchase  and Consent  Solicitation  dated
    August 21, 2003;

2.  Letter of Transmittal;
3.  Notice of Guaranteed Delivery;
4.  Instruction to Registered Holder from Beneficial
Owner; and
5.  Letter which may be sent to your clients for whose
account you hold any Notes in your name or in the name of
your nominee, to accompany the instruction form referred to
above, for obtaining such client's instruction with regard
to the Offer.
 We  urge  you  to  contact your clients promptly.   Please
note  that  the  Offer will expire at 5:00 p.m.,  New  York
Time, on September 19, 2003 unless extended.

 The Offer is not conditioned upon any minimum number or amount of Notes being tendered.

 TDL will not pay any fee or commission to any broker or dealer or to any other persons (other than the Agent for the Offer) in connection with the solicitation of tenders of Notes pursuant to the Offer. TDL will pay or cause to be paid any transfer taxes payable on the transfer of Notes to it, except as otherwise provided in Instruction 4 of the enclosed Letter of Transmittal.

 Additional  copies  of  the  enclosed  material   may   be
obtained from the undersigned.

Very truly yours,

TDL Infomedia Group plc

 NOTHING  CONTAINED  HEREIN OR IN  THE  ENCLOSED  DOCUMENTS
SHALL  CONSTITUTE YOU THE AGENT OF TDL OR THE BANK  OF  NEW
YORK  OR  AUTHORIZE  YOU TO USE ANY DOCUMENT  OR  MAKE  ANY
STATEMENT  ON  THEIR BEHALF IN CONNECTION  WITH  THE  OFFER
OTHER   THAN  THE  DOCUMENTS  ENCLOSED  HEREWITH  AND   THE
STATEMENTS CONTAINED IN THE NOTICE.



               NOTICE OF GUARANTEED DELIVERY

                            for

          12.125% Senior Subordinated Notes Due 2009

                            of

                  TDL Infomedia Group plc

 Registered    holders   of   GBP67,750,000    12.125%    Senior
Subordinated Notes due 2009 and the book-entry interests related thereto (together, the "Notes") of TDL Infomedia Group plc, who wish to tender their Notes in exchange for cash pursuant to the Offer and, in each case, whose Notes are not immediately available or who cannot deliver their Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New
York (the "Agent"), prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery) to the Agent. See "The Offer-Notice of Guaranteed Delivery" in the Offer to Purchase and Consent Solicitation.

                The Agent for the Offer is:

              THE BANK OF NEW YORK

 By    Overnight By Hand:         By Facsimile:
 Courier:
 The   Bank   of The Bank of New  The  Bank   of
 New York        York             New York
 101     Barclay 101 Barclay St.  Fax   No.   +1
 St.                              (212)      298
                                  1915
 8th Floor       8th Floor        (For Eligible
 New  York,   NY New  York,   NY  Institutions
 10286           10286            Only)
 United   States United   States  Attention:
 of America      of America       Duong Nguyen
 Attention:      Attention:       Confirm     by
 Duong Nguyen    Duong Nguyen     Telephone:
 Confirm      by Confirm      by  +1  (212)  815
 Telephone:      Telephone:       3687
 +1   (212)  815 +1   (212)  815
 3687            3687


        KREDIETBANK S.A. LUXEMBOURGEOISE

                 Kredietbank S.A.
                  Luxembourgeoise
                 Attention:
                  Corporate Trust
                  Office
                 43 Boulevard Royal
                 L-2955 Luxembourg
                 Facsimile: +352 47
                  97 73 951
                 Information and
                  Confirmation
                  Telephone: +352
                  47 97 3935


       FOR INFORMATION REGARDING THE OFFER CONTACT:

 Requests  for  material  should be directed  to  Corporate
Trust  Office of The Bank of New York at telephone +1 (212)
815 3687.

 Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

 This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible
Institution, such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

 All  the  documents prepared in relation with  this  offer
are  available free of charge at the office of  the  Paying
Agent,   Kredietbank  S.A.  Luxembourgeoise,  43  Boulevard
Royal, L-2955 Luxembourg.

Ladies & Gentlemen:

 The  undersigned hereby tender(s) to TDL, upon  the  terms
and  subject to the conditions set forth in the  Offer  and
the  Letter  of  Transmittal, receipt of  which  is  hereby
acknowledged, the aggregate principal amount of  Notes  set
forth  below pursuant to the guaranteed delivery procedures
set   forth   in   the  Offer  to  Purchase   and   Consent
Solicitation.

 The undersigned understands that tenders of Notes will be accepted only in principal amounts equal to GBP1,000 or integral multiples thereof. The undersigned understands that tenders of Notes pursuant to the Offer may not be withdrawn after 5:00 p.m., New York Time on the Expiration Date. Tenders of Notes may also be withdrawn if the Offer is terminated without any such Notes being purchased thereunder or as otherwise provided in the Offer to Purchase and Consent Solicitation.

 All  authority herein conferred or agreed to be  conferred
by  this  Notice of Guaranteed Delivery shall  survive  the
death or incapacity of the undersigned and every obligation
of the undersigned under this Notice of Guaranteed Delivery
shall  be binding upon the heirs, personal representatives,
executors, administrators, successors, assigns, trustees in
bankruptcy   and   other  legal  representatives   of   the
undersigned.

                 PLEASE SIGN AND COMPLETE

  Signature(s)       of  Name(s) of Holder(s):
  Owner(s)           or
  Authorized
  Signatory:             ________________________
                         _______________
  Principal  Amount  of  Address:
  Notes
  Tendered:
                         Area  Code  and Telephone
                         No.:
  Certificate    No(s).
  of      Notes     (if
  available):
  ____________________   Date:
  _____________
  ____________________   DTC Account No.
  _____________
  ____________________   (for ATOP Delivery):
  _____________
                         Euroclear Account No.:
                         Clearstream      Banking,
                         Luxembourg Account No.:


 This  Notice of Guaranteed Delivery must be signed by  the
registered  holder(s)  of  Notes  exactly  as  its  (their)
name(s)  appear on certificates for Notes or on a  security
position  listing as the owner of Notes,  or  by  person(s)
authorized  to become registered Holder(s) by  endorsements
and  documents  transmitted with this Notice of  Guaranteed
Delivery.   If   signature  is  by  a  trustee,   executor,
administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

           Please print name(s) and address(es)

           Name(s):
           __________________________________________

           Capacity:
           __________________________________________

           Address(es):
           __________________________________________

 Do not send Notes with this form. Notes should be sent to the Agent together with a properly completed and duly executed Letter of Transmittal.



                         GUARANTEE
         (Not to be used for signature guarantee)

 The  undersigned,  a member firm of a registered  national
securities  exchange  or  of the  National  Association  of
Securities  Dealers,  Inc. or a commercial  bank  or  trust
company  having an office or a correspondent in the  United
States or an "eligible guarantor institution" as defined by
Rule  17Ad-15  under the United States Securities  Exchange
Act  of  1934, as amended, hereby (a) represents that  each
holder  of Notes on whose behalf this tender is being  made
"own(s)"  the  Notes covered hereby within the  meaning  of
Rule 14e-4 under the Exchange Act, (b) represents that such
tender  of  Notes complies with such Rule  14e-4,  and  (c)
guarantees  that,  within  three New  York  Stock  Exchange
trading  days  from the date of this Notice  of  Guaranteed
Delivery, a properly completed and duly executed Letter  of
Transmittal   (or  a  facsimile  thereof),  together   with
certificates representing the Notes covered hereby in proper form for transfer and required documents will be deposited by the undersigned with the Agent.

 The undersigned acknowledges that it must deliver the Letter of Transmittal and Notes tendered hereby to the Agent within the time set forth above and that failure to do so could result in financial loss to the undersigned.

           Name  of  Firm:            Authorized Signature:
           _____________________

           Address:   Name:         _____________________

                      Title:        _____________________

           Area       Code       and                  Date:
           _____________________
           Telephone No.: